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                                                                    Exhibit 10.3

As Amended as of May 7, 2002

                         QUEST DIAGNOSTICS INCORPORATED

                      EMPLOYEE EQUITY PARTICIPATION PROGRAM
                         QUEST DIAGNOSTICS INCORPORATED
                      EMPLOYEE EQUITY PARTICIPATION PROGRAM

1. Purpose
   -------

The Employee Equity Participation Program (the "Program") is intended to encourage executive, managerial, technical and other employees of (i) Quest Diagnostics Incorporated (the "Corporation"), (ii) any "subsidiary corporation" of the Corporation within the meaning of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") or of any successor section, or (iii) any other entity in which the Corporation holds beneficially at least one-half of the ownership interest (such entity or "subsidiary corporation" being referred to herein as a "Subsidiary") to become owners of stock of the Corporation in order to increase their proprietary interest in the Corporation's success; to stimulate the efforts of certain key executive, managerial, technical and other employees by giving suitable recognition to services which contribute materially to the Corporation's success; and to provide such employees with additional incentive and reward opportunity based, in part, upon the attainment of predetermined goals over specified periods. The Program shall consist of two plans: (a) the Stock Option Plan and (b) the Incentive Stock Plan.

2. Administration
   --------------

The Program shall be administered by a committee appointed by the Board of Directors of the Corporation, to be known as the "Compensation Committee" (the "Committee"), consisting of not less than two members of the Corporation's Board of Directors, each member of which shall be a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934 (the "1934 Act") or any successor thereto and an "outside director" within the meaning set forth in regulations promulgated under Section 162(m) of the Code. Without limiting the foregoing, unless and to the extent those definitions are amended, no member of the Committee shall be an officer or employee of the Corporation or a subsidiary thereof, a former officer of the Corporation, a former employee of the Corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, any other person who receives directly or indirectly in any capacity (other than as a director) remuneration in excess of the lesser of $60,000 or 5 percent of the gross income realized by the entity employing such member during such entity's taxable year ending with or within the Corporation's taxable year or any person who is a member of a law firm retained by, or a partner or executive officer of an investment banking firm that performs services for, the Corporation. No member of the Committee shall have been eligible to participate in the Program in the preceding year nor be eligible to participate in the Program while serving on the

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Committee. The Committee shall select periodically the executive, managerial, technical and other employees who shall participate in the Program and the extent of their participation in any particular Plan under the Program and shall report such selections and levels of participation to the Board of Directors.

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The Committee's interpretation and construction of any provisions of this
Program or any Plan or any right, option or award granted or contract executed under it shall be final unless otherwise determined by the Board of Directors, which determination shall be final. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith.

3. Eligibility
   -----------

The Committee shall from time to time select the executive, managerial, technical and other employees (including officers and employees who are directors) of the Corporation and of any Subsidiary who shall be eligible to participate in any Plan under the Program.

4. Stock
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The shares subject to options, grants or incentive stock rights under the
Program shall be shares of the Corporation's Common Stock par value $.01 per share, either authorized but unissued or issued and held in treasury or such other securities as may be issued by the Corporation in substitution therefor. The total amount of the Common Stock of the Corporation which may be (i) sold pursuant to options granted under the Stock Option Plan and (ii) granted, or issued pursuant to incentive stock rights awarded, under the Incentive Stock Plan shall not exceed 3,000,000 shares. There may be awarded under the Incentive Stock Plan in lieu of shares the cash equivalent thereof valued at the date that the Committee determines whether, or to what extent, performance objectives have been met. In each case, the number of shares shall be subject to adjustment in accordance with the provisions of Section 5.

Shares from the unexercised portion of the options which expire or of the options which are terminated during the period when options may be granted and shares forfeited or not earned under the Incentive Stock Plan may again either
(i) be the subject of an option under the Stock Option Plan or (ii) be awarded or be the subject of rights granted under the Incentive Stock Plan. Shares of the Common Stock of the Corporation used by an optionee as full or partial payment to the Corporation for the purchase price of shares subject to an option agreement, the terms of which explicitly provide for the grant of an additional option as contemplated by Section 6(a)(i) hereof, shall again be made available for use under the Program. Shares otherwise surrendered upon the exercise of stock options may not again be the subject of options or awards granted under the Program. Shares surrendered under the Program in payment of taxes due upon the exercise of stock options or upon the recognition of income for shares issued under the Incentive Stock Plan may not be issued again under the Program.

No single eligible employee under the Stock Option Plan may receive grants of stock options covering in excess of 600,000, or 20% of the total, shares authorized under the Program.

5. Recapitalization
   ----------------

The number of shares of Common Stock which may be granted, awarded or earned under the Incentive Stock Plan or made subject to options granted under the Stock Option Plan in the

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aggregate and to any single eligible employee, the number of shares covered by each outstanding option, and the price per share thereunder, and the number of shares granted or subject to incentive stock rights under the Incentive Stock Plan shall all be proportionally adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or other capital adjustment, the distribution of shares of capital stock to stockholders of the Corporation, the payment of a stock dividend or other increase or decrease in such shares effected without receipt of consideration by the Corporation, or any distribution or spin-off of assets (other than a normal cash dividend) to the stockholders of the Corporation.

Subject to any required action by the stockholders, if the Corporation shall be the surviving corporation in any merger or consolidation, any option granted under the Stock Option Plan and any incentive stock right granted under the Incentive Stock Plan shall apply to the securities to which a holder of the number of shares of Common Stock subject to the option or such right, as the case may be, would have been entitled before the occurrence of such event. A dissolution or liquidation of the Corporation, or a merger or consolidation in which the Corporation is not the surviving corporation, shall cause every option outstanding under the Stock Option Plan to terminate, except that the surviving corporation may, in its absolute and uncontrolled discretion, tender an option or options to purchase its shares on terms and conditions, both as to number of shares and otherwise, which will substantially preserve the rights and benefits of any option then outstanding under the Stock Option Plan. Upon the dissolution or liquidation of the Corporation, or upon the effective date of any merger or consolidation in which the Corporation is not the survivor and in which the survivor has not tendered options as provided in the preceding sentence, the Corporation shall deliver to each optionee whose incentive stock options are being terminated an amount in cash equal to the difference between the option price and the fair market value of a share of the Corporation's Common Stock determined in good faith by the Committee. In the case of such a merger or consolidation in which the Corporation is not the survivor, the Corporation shall also deliver to each person whose incentive stock options are being terminated and to each person who had exercised an incentive stock option and who was holding the shares so purchased for long-term capital gains treatment an amount equal to the difference between the federal income tax which the person would be required to pay as a result of being unable to hold such shares for long-term capital gains purposes (assuming a sale price equal to the fair market value as provided above) and the tax such person is required to pay as a result of having to dispose of shares on account of such merger or consolidation.

In the event of a change in the Corporation's presently authorized Common Stock which is limited to a change of authorized shares with par value into the same number of shares with a different par value or into the same number of shares without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Program.

6. Stock Option Plan
   -----------------

(a) The Committee may from time to time grant options, including but not limited to performance-based stock options and to incentive stock options permitted by Section 422 of the Code, to purchase shares of Common Stock, evidenced by agreements in such form

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    as the Committee may, from time to time, approve, containing in substance the following terms and conditions:

    (i) The option price shall be payable in full upon the exercise of the option and may be paid either in United States dollars, or under rules established and maintained from time to time by the Committee, in shares of the Common Stock of the Corporation owned by the optionee, or a combination of cash and shares. Under such rules, an optionee paying the purchase price of an option in already-owned, freely transferable, unencumbered shares of Common Stock of the Corporation may receive new options to purchase shares of Common Stock of the Corporation at the then current market price (being the mean between the high and low selling prices of the Corporation's Common Stock on the New York Stock Exchange Composite Transactions list on the date of exercise; provided, however, that if on the date of exercise, an optionee sells through a broker designated by the Corporation any of the shares purchased as a result of the exercise of the option, then the shares shall be valued at the average sales price of such shares sold on such date as reported to the Corporation by such broker) for the same number of shares surrendered upon exercise of the original option. In no circumstance will the total number of shares subject to the new option granted exceed the number of shares surrendered upon exercise of the original option, will the new option be exercisable within twelve months of the date of exercise or will the new option have a life beyond that of the original option.

           Shares of the Corporation's Common Stock tendered for payment (either actually or by attestation) shall be valued at the mean between the high and low selling prices of the Corporation's Common Stock on the New York Stock Exchange Composite Transactions list on the date of exercise; provided, however, that if on the date of exercise, an optionee sells through a broker designated by the Corporation any of the shares purchased as a result of the exercise of the option, then the shares shall be valued at the average sales price of such shares sold on such date as reported to the Corporation by such broker).

    (ii) The option shall state the total number of shares to which it pertains.

    (iii) The option price shall be not less than 100% of the fair market value of the shares on the date of the granting of the option.

    (iv) Each option granted under the Stock Option Plan shall expire on the date designated by the Committee but in no event more than ten years from the date the option is granted.

    (v) The Committee may in its discretion provide that an option may not be exercised in whole or in part for any period or periods of time specified by the Committee. Except as may be so provided by the Committee and except as otherwise provided

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           herein, any option may be exercised in whole at any time or in part from time to time after the option has vested in accordance with the terms of the applicable agreement and during its term; provided, however, that, except in the event of a change of control (as determined by the Committee) in no circumstance will an option under the Stock Option Plan become exercisable in less than twelve months from the date of grant.

    (vi) The aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may be granted incentive stock options under this Plan or any other plans of the Corporation or any subsidiary of the Corporation shall not exceed $100,000 (or such other limit as may be in effect from time to time under Section 422 of the Code or any statutory successor thereto) in any calendar year in which such option or any portion thereof first becomes exercisable pursuant to the terms of the agreement between such employee and the Corporation.

    (vii) If, in the opinion of counsel for the Corporation, the listing, registration or qualification of the shares subject to option under any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, or an exemption from registration, is necessary or desirable, each option shall be subject to the requirement that such option may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or exemption shall have been effected or obtained free of any conditions not acceptable to the Committee.

    (viii) An optionee shall have no rights as a stockholder with respect to shares covered by his option to purchase until the date of the issuance or transfer of the shares to him and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance or transfer, except as provided in Section 5.

    (ix) The option agreements authorized under the Stock Option Plan shall contain such other provisions not inconsistent with this Program as the Committee may deem advisable.

(b) Options may be granted under the Stock Option Plan from time to time in substitution for (i) stock options held by consultants to or directors or employees of other corporations who are about to become and who do concurrently with the grant of such options become consultants to or directors or employees of the Corporation or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Corporation or a Subsidiary, or the acquisition by the Corporation or a Subsidiary of the assets of the employing corporation, or the acquisition by the Corporation or a Subsidiary of stock of the employing corporation as the result of which it becomes a Subsidiary or (ii) in substitution stock options to acquire common stock of Corning Incorporated ("Corning"), which options are held by employees of the Corporation and are canceled as a result of the spinoff distribution by Corning of all of the Corporation's outstanding common stock to the

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    stockholders of Corning. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in Section 6 of this Program to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted. Options granted under this paragraph (b) or pursuant to the terms of the agreements contemplated by Section 6(a)(i) hereof shall not reduce the shares available for options, grants or incentive stock rights under the Program as set forth in Section 4 hereof.

(c) If the optionee's employment by the Corporation or a Subsidiary shall terminate, his option shall terminate unless otherwise determined by the Committee, or specific provision has been otherwise made as evidenced by the terms of the option agreement approved by the Committee. The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any option shall be exercisable, suspended or canceled in the event of an optionee's termination of employment.

    If an optionee dies while in the employ of the Corporation or a Subsidiary, or within three months after termination of employment with options exercisable pursuant to action taken by the Committee or otherwise in accordance with the preceding sentences, the optionee's estate, personal representative or beneficiary shall have the right to exercise such option in accordance with the terms of the option agreement with respect to all shares subject to option on the date of death.

    If an optionee shall be transferred from the Corporation to a Subsidiary or from a Subsidiary to the Corporation or from a Subsidiary to another Subsidiary, his employment shall not be deemed to have terminated. If an optionee shall be employed by a corporation or an entity which ceases to be a Subsidiary, the Committee may, subject to the provisions of clauses (iv) and (v) of Paragraph (a) of this Section 6, permit the participant to exercise options held for such period of time as it determines with respect to all shares which were available for purchase by the optionee on the date the corporation or entity ceased to be a Subsidiary.

7. Incentive Stock Plan
   --------------------

The Committee may from time to time award shares of Incentive Stock and grant incentive stock rights, or either, to eligible employees on the terms set forth herein.

(a) "Incentive Stock" shall be shares of the Corporation's Common Stock awarded pursuant to the terms of the Incentive Stock Plan.

(b) An "incentive stock right" shall, subject to the terms, conditions and limitations of this Section 7, give the holder thereof the right to receive in consideration of services performed for, but without payment of cash to, the Corporation such shares of Common Stock, cash or a combination of the two as the Committee may determine.

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(c) Subject to the limitations of Section 4, the Committee shall from time to time select, and report to the Board of Directors, (i) the individual employees who are to receive shares of Incentive Stock or incentive stock rights, or a combination thereof, (ii) the number of shares of Incentive Stock a designated employee is to receive, either directly or upon maturation of an incentive stock right, (iii) whether ownership of, or any portion of, such shares of Incentive Stock is to be vested in the designated employee without the possibility of forfeiture or other restrictions at the time of the Committee's action or at one or more specified dates in the future, (iv) whether ownership of such, or any portion of such, shares of Incentive Stock is to be vested in the designated employee at the time of the Committee's action, but subject to the possibility of forfeiture or other restrictions, and (v) the specific dates from the date of the Committee's award over which the possibility of forfeiture or other restrictions are to lapse.

    Shares of Incentive Stock shall be issued in the name of, and distributed to, those employees from time to time designated by the Board as recipients of Incentive Stock as follows:

    (1) Each employee designated as a recipient of shares of Incentive Stock shall receive, promptly after the date or dates the Committee determines the number of such shares which such employee is to receive not subject to the possibility of forfeiture and other restrictions, one or more stock certificates registered in the name of the designated employee for such number of shares, the ownership of which is vested non-forfeitably and without restriction in such employee; and

    (2) Certificates covering shares of Incentive Stock subject to the possibility of forfeiture and other restrictions shall be issued promptly after the date or dates the Committee determines the number of such shares to be issued in the name of the designated employee but held by the Corporation as provided in clause (e) below.

(d) The shares which are granted subject to restrictions and the possibility of forfeiture (and all shares issued or distributed by means of dividends, splits, combinations, reclassifications, or other capital changes thereon)
    (i) may not be sold, assigned, transferred, pledged or otherwise encumbered, except (a) for gifts to a spouse, ancestors, or descendants, or to trusts for their benefit and (b) pursuant to the qualified domestic relations orders referred to in Section 9 hereof, subject, however, in each such case to the restrictions and possibility of forfeiture applicable to such shares and (ii) except as otherwise provided in an agreement approved by the Committee are to be forfeitable to the Corporation upon termination of employment for any reason other than death, disability approved by the Corporation or retirement with the consent of the Corporation. The restrictions and possibility of forfeiture imposed by this clause (d) shall lapse at such time and in such proportions as the Committee shall, subject to limitations of clause (c) above, determine.

(e) Each certificate issued in respect of shares granted under the Incentive Stock Plan subject to restrictions on transfer and the possibility of forfeiture shall be registered in the name of the employee but shall be held by the Corporation in safekeeping for the employee and until

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    such restrictions and the possibility of forfeiture shall lapse. Such certificates shall bear a legend substantially as follows:

    "The transferability of this certificate and the shares of stock represented hereby are restricted and the shares are subject to the further terms and conditions (including forfeiture) contained in the Incentive Stock Plan of Quest Diagnostics Incorporated and an agreement executed pursuant thereto. A copy of such Plan and such agreement are on file in the office of the Secretary of Quest Diagnostics Incorporated, Teterboro, New Jersey."

(f) An employee who is to receive shares of Incentive Stock only upon the expiration of certain specified periods or who is the holder of an incentive stock right shall have no rights as a stockholder with respect to any shares which may become vested in, or be awarded to, him, as the case may be, until such shares have been actually issued.

(g) The value of shares of the Incentive Stock or the value of the shares of Common Stock granted by the Corporation to the holder of an incentive stock right shall be the mean between the high and low selling prices of the Corporation's Common Stock on the New York Stock Exchange Composite Transactions list on the date the Committee determines that the applicable performance objectives were met or the date the possibility of forfeiture shall terminate, as the case may be.

(h) At the time an incentive stock right is granted, the Committee shall establish with respect to each holder one or more performance periods and performance objectives. If the objectives have been met and are being maintained at the end of the applicable performance period to the satisfaction of the Committee, the holder of the incentive stock right shall receive promptly the shares and/or cash which are subject to the agreement referred to below.

(i) Any provisions hereof the contrary notwithstanding, the Committee shall have the authority and the power to adjust performance periods, performance objectives and the number of shares which may be awarded pursuant to an incentive stock right if it determines that conditions so warrant. Such conditions may include, but need not be limited to, changes in functional responsibilities of a holder of an incentive stock right, changes in laws or government regulations, changes in accounting treatment or in generally accepted accounting principles, acquisitions, dispositions or distributions deemed to be material, or extraordinary events which significantly impact consolidated financial performance.

(j) Incentive stock rights shall be evidenced by agreements in such form and not inconsistent with the Incentive Stock Plan as the Committee shall approve from time to time, which agreements shall, among other things, contain in substance the following terms, conditions and provisions:

    (i) The number of shares to which the incentive stock right relates and whether such rights are to be paid in shares, in cash or in a combination or the two;

    (ii)  The length of the performance period or periods;

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    (iii) The performance objectives applicable to an individual granted an incentive stock right, which objectives may relate, but shall not be limited, to overall corporate performance measures, such as earnings per share, return on stockholders' equity and return on capital, or to divisional, subsidiary or other business unit performance measures, or to a combination of each; and

    (iv) Such other rules, as determined by the Committee, governing the continuation of an incentive stock right after the holder terminates, either voluntarily or involuntarily, his employment with the Corporation.

(k) Unless otherwise determined by the Committee or set forth in the agreement contemplated by subsection (j) above, if the holder of an incentive stock right shall cease to be employed by the Corporation or a Subsidiary, his incentive stock right shall terminate immediately. However, if employment is terminated on account of death, retirement or termination of employment with the consent of the Corporation (including termination by reason of retirement, disability or a Subsidiary ceasing to be such), the Committee may award to such employee such shares or cash at such time and under such conditions as it shall in its sole discretion determine.

8. Amendment and Administration of the Program
   -------------------------------------------

The Board of Directors may, upon the recommendation of the Committee, from time to time alter, amend, suspend, or discontinue the Program or either Plan thereunder, except that no alteration or amendment shall, without the approval of the holders of a majority of the outstanding shares entitled to vote thereon, increase the total number of shares which may be sold or awarded under the Program, decrease the price at which options may be granted, change the standards of eligibility of employees eligible to participate, materially increase the benefits of the Program or either Plan thereunder to participants, or extend the term of the Program or of options granted thereunder. Adjustments in the total number of shares purchasable or awardable under the Program or optioned to any individual and adjustments of the option price may be made, however, without stockholder approval pursuant to the adjustment provisions described under the provisions of Section 5 hereof. No amendment or modification shall apply to affect adversely any employee with respect to incentive stock or incentive stock rights already awarded to him or an option already granted. Anything to the contrary in this Section 8 notwithstanding, should the provisions of Rule 16b-3, or any successor rule, under the 1934 Act be amended, the Board may amend the Program in accordance with any modifications to such Rule.

With respect to persons subject to Section 16 of the 1934 Act, transactions under the Program are intended to comply with all applicable conditions of Rule 16b-3, or any successor rule, under the 1934 Act. To the extent any provision of the Program or action by the Committee, the Board of Directors or any administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee or the Board of Directors.

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9. Assignability
   -------------

No option or right granted under the Program shall be assignable or transferable except by Will, by the laws of descent and distribution, or except for an incentive stock option pursuant to domestic relations orders as defined in or meeting the requirements of the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. During the lifetime of an optionee, an option shall be exercisable only by him and any shares purchased upon the exercise of an option shall be issued in the name of the optionee alone.

10. Effective Date and Term of Program.
    -----------------------------------

The Program shall become effective when approved by a majority of the votes cast at a meeting of the Corporation's stockholders by stockholders entitled to vote thereon. No shares may be optioned or awarded (except upon the attainment of performance goals contemplated by Section 7(h) hereof) and no incentive stock rights may be granted under the Program after the fifth anniversary, plus 60 calendar days, of the Program's effective date.

11. Use of Proceeds
    ---------------

Proceeds from the sale of stock under the Program shall constitute general funds of the Corporation.

12. Withholding
    -----------

Whenever under the Program shares are to be issued in satisfaction of options, awards or rights granted thereunder, the Corporation shall have the right to require the employee to remit to it an amount in cash, in shares of the Corporation's Common Stock, or though the reduction of options, awards or rights to be issued thereof, necessary to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for shares. Whenever under the Program payments are to be made in cash, such payment shall be net of an amount necessary to satisfy federal, state and local withholding tax requirements.

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